UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact Name of registrant as specified in its charter)

Israel (State or other jurisdiction of incorporation)	001-16174 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

5 Basel Street

P.O. Box 3190

Petach Tikva 4951033, Israel

(Address of Principal Executive Offices, including Zip Code)

+972-3-914-8171

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2018, (i) Teva Pharmaceutical Finance Netherlands III B.V. (“Teva Finance III”), a wholly owned subsidiary of Teva Pharmaceutical Industries Limited (the “Company”), issued $1,250,000,000 aggregate principal amount of 6.000% Senior Notes due 2024 (the “USD 2024 Notes”) and $1,250,000,000 aggregate principal amount of 6.750% Senior Notes due 2028 (the “USD 2028 Notes” and, together with the USD 2024 Notes, the “USD Notes”); and (ii) Teva Pharmaceutical Finance Netherlands II B.V. (“Teva Finance II” and, together with Teva Finance III, the “Issuers”), a wholly owned subsidiary of the Company, issued €700,000,000 aggregate principal amount of 3.250% Senior Notes due 2022 (the “Euro 2022 Notes”) and €900,000,000 aggregate principal amount of 4.500% Senior Notes due 2025 (the “Euro 2025 Notes” and, together with the Euro 2022 Notes, the “Euro Notes,” and, together with the USD Notes, the “Notes”).

As previously disclosed, Teva intends to use the net proceeds from the Notes to repay approximately $2.3 billion outstanding indebtedness under its U.S. Dollar and Japanese Yen term loan agreements and, together with cash on hand, to redeem all $1.5 billion aggregate principal amount of its 1.40% Senior Notes due 2018 and all €$1.0 billion aggregate principal amount of its 2.875% Senior Notes due 2019, which senior notes have been called for redemption and will be redeemed on March 28, 2018.

The USD Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “USD Notes Base Indenture”), as supplemented by the First Supplemental Senior Indenture, dated as of March 14, 2018 (the “USD Notes Supplemental Indenture” and, together with the USD Notes Base Indenture, the “USD Notes Indenture”), in each case, by and among Teva Finance III, the Company, as guarantor, and The Bank of New York Mellon, as trustee. The Euro Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “Euro Notes Base Indenture”), by and among Teva Finance II, the Company, as guarantor, The Bank of New York Mellon, as trustee, as supplemented by the First Supplemental Senior Indenture, dated as of March 14, 2018 (the “Euro Notes Supplemental Indenture” and, together with the Euro Notes Base Indenture, the “Euro Notes Indenture” and, together with the USD Notes Indenture, the “Indentures”), by and among Teva Finance II, the Company, as guarantor, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

Interest will be payable on the USD 2024 Notes semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2018, until their maturity date of April 15, 2024. Interest will be payable on the USD 2028 Notes semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2018, until their maturity date of March 1, 2028. Interest will be payable on the Euro 2022 Notes semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2018, until their maturity date of April 15, 2022. Interest will be payable on the Euro 2025 Notes semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2018, until their maturity date of March 1, 2025. The USD Notes and the Euro Notes are senior unsecured obligations of Teva Finance III and Teva Finance II, respectively, and each series of Notes is guaranteed on a senior unsecured basis by the Company.

Teva Finance III may redeem the USD Notes of any series, in whole or in part, at any time or from time to time. The USD Notes of each series will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the USD Notes of such series to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the USD Notes Indenture) of the USD Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a discount rate equal to the sum of the Treasury Rate (as defined in the USD Notes Indenture) plus 50 basis points, in the case of the USD 2024 Notes, and 50 basis points, in the case of the USD 2028 Notes, plus in each case accrued and unpaid interest thereon, if any, to, but not including, the redemption date; provided that if Teva Finance III elects to redeem the USD 2024 Notes at any time on or after January 15, 2024 (three months prior to the maturity date of the USD 2024 Notes) or the USD 2028 Notes at any time on or after December 1, 2027 (three months prior to the maturity date of the USD 2028 Notes), Teva Finance III may redeem the USD 2024 Notes and the USD 2028 Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount of the USD Notes of such series being redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

Teva Finance II may redeem the Euro Notes of any series, in whole or in part, at any time or from time to time. The Euro Notes of each series will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the Euro Notes of such series to be redeemed or (2) the sum of the present values of the Remaining

Scheduled Payments (as defined in the Euro Notes Indenture) of the Euro Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the applicable Reinvestment Rate (as defined in the Euro Notes Indenture), plus in each case accrued and unpaid interest thereon, if any, to, but not including, the redemption date; provided that if Teva Finance II elects to redeem the Euro 2022 Notes at any time on or after January 15, 2022 (three months prior to the maturity date of the Euro 2022 Notes) or the Euro 2025 Notes at any time on or after December 1, 2024 (three months prior to the maturity date of the Euro 2025 Notes), Teva Finance II may redeem the Euro 2022 Notes and the Euro 2025 Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount of the Euro Notes of such series being redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

The terms of the Indentures, among other things and subject to specified exceptions, limit the ability of (a) the Company and its subsidiaries to (i) create liens upon certain of their property and (ii) enter into sale-leaseback transactions; and (b) the applicable Issuer and the Company to merge, consolidate or sell, lease or convey all or substantially all of their assets. The Indentures provide for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indentures; acceleration of certain other indebtedness; failure of the Company’s guarantee to be enforceable; and certain events of bankruptcy or insolvency. The Notes were issued in private offerings exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

In connection with the sale of the USD Notes, Teva Finance III and the Company, entered into a Registration Rights Agreement, dated as of March 14, 2018, with the initial purchasers party thereto. In connection with the sale of the Euro Notes, Teva Finance II and the Company entered into a Registration Rights Agreement, dated as of March 14, 2018, with the initial purchasers party thereto. Under the terms of each Registration Rights Agreements, the applicable Issuer and the Company agreed, with respect to each series of Notes, to use reasonable best efforts to file a registration statement with respect to a registered exchange offer to exchange the Notes for new notes with terms substantially identical to the Notes, to cause the exchange offer registration statement to be declared effective by the Securities and Exchange Commission and to consummate the exchange offer on or before the 365th day after March 14, 2018. The Issuers and the Company may be required to provide shelf registration statements to cover resale of any series of Notes under certain circumstances. If the Issuers and the Company fail to satisfy these and other obligations contained in the Registration Rights Agreements, additional payments of interest will accrue on the Notes.

The foregoing summary descriptions of the USD Notes Base Indenture, USD Notes Supplemental Indenture, Euro Notes Base Indenture, Euro Notes Supplemental Indenture, each series of Notes and the Registration Rights Agreements are not complete and are qualified in their entirety by reference to the USD Notes Base Indenture, the USD Notes Supplemental Indenture, the form of USD Notes, the USD Notes Registration Rights Agreement, the Euro Notes Base Indenture, the Euro Notes Supplemental Indenture, the form of Euro Notes and the Euro Notes Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.3	Form of USD Notes (included in Exhibit 4.2).

4.4	Registration Rights Agreement, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and the initial purchasers party thereto.

4.5	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.6	First Supplemental Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

4.7	Form of Euro Notes (included in Exhibit 4.6).

4.8	Registration Rights Agreement, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited and the initial purchasers party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LTD.

By	/s/ Michael McClellan
	Name:	Michael McClellan
	Title:	Executive Vice President and Chief Financial Officer

Dated: March 14, 2018

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